UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):  April 5, 2005

                                IMCLONE SYSTEMS INCORPORATED
                     (Exact name of Registrant as Specified in Charter)

       Delaware
       (State of                0-19612                 04-2834797
   incorporation or        (Commission File          (I.R.S. Employer
     organization)              Number)            Identification No.)

                          180 Varick Street, 6th Floor
                            New York, New York 10014
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 645-1405
              (Registrant's telephone number, including area code)


                                       N/A
               (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

S. Joseph Tarnowski serves as the Company's Senior Vice President, Manufacturing Operations and Product Development. Dr. Tarnowski was employed pursuant to the terms of an employment agreement dated as of September 19, 2001. On September 20, 2004, that agreement expired and Dr. Tarnowski became an at-will employee of the Company.

In a letter agreement effective as of April 5, 2005, Dr. Tarnowski agreed and acknowledged his status as an at-will employee. The letter agreement also provides that Dr. Tarnowski may terminate his employment at any time by giving at least 60 days' prior written notice.

In addition, under the letter agreement, if (a) any of certain specified events occurs, (b) Dr. Tarnowski reports the event to the Company within 30 days, and
(c) the event is not cured within 30 days thereafter, then Dr. Tarnowski may resign during the 10 days following the cure period and receive his earned but unpaid base salary through the date of termination, any accrued but unpaid bonus, any other accrued obligations, a pro rata target bonus for the year of termination and a multiple of base salary and bonus (with the multiplier ranging from 0.5 to three based on the tier to which Dr. Tarnowski is then assigned under the Company's Change-in-Control Plan). Based on Dr. Tarnowski's current tier, such multiple would be two. The specified events are: (x) any material and adverse change in his duties or responsibilities; (y) a reduction in his base salary, annual target bonus or maximum bonus without his prior written consent (other than any reduction applicable to other Company employees generally); or
(z) his required relocation to a site more than 75 miles away from his home and his principal place of business without his prior written consent; provided that no such event applies generally to the class of executives to which Dr. Tarnowski belongs.

Item 9.01.       Financial Statements and Exhibits

             (c) Exhibits.

                 Exhibit 10.1 Letter Agreement, effective as of April 5, 2005, by and between S. Joseph Tarnowski and ImClone Systems Incorporated


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      IMCLONE SYSTEMS INCORPORATED

                                      By:/S/  MICHAEL J. HOWERTON
                                         ---------------------------------
                                         Name: Michael J. Howerton
                                         Title:   Chief Financial Officer


Date:  April 8, 2005


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                                  EXHIBIT INDEX

Exhibit Number                 Description
10.1           Letter Agreement, dated as of April 5, 2005, by and between
               S. Joseph Tarnowski and ImClone Systems Incorporated